                                                                    Exhibit 32.1

                          TEXTRON FINANCIAL CORPORATION
                            CERTIFICATION PURSUANT TO
                               RULE 13a-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Textron Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. French, Chairman and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           Textron Financial Corporation


                                           /s/ Ted R. French
                                           -------------------------------------
                                           Ted R. French
                                           Chairman and Chief Executive Officer
Date: November 9, 2004













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